UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2021

TechTarget, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-33472	04-3483216
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street, Newton, MA	02466
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 431-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TTGT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 7, 2021, TechTarget, Inc. issued a press release announcing that it had launched a private offering (the “Offering”) of $360 million aggregate principal amount of Convertible Senior Notes due 2026 to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On December 7, 2021, TechTarget, Inc. entered into an amendment (the “Amendment”) to that certain Loan and Security Agreement, dated as of October 29, 2021 (the “Loan Agreement”), by and among TechTarget, Inc., the banks and other financial institutions or entities from time to time party thereto as lenders and Western Alliance Bank, as administrative agent and collateral agent for the Lenders, to amend certain covenants and definitions to permit the Offering. The other material terms of the Loan Agreement remain unchanged.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which will be filed with the Securities and Exchange Commission in TechTarget Inc.’s Annual Report on Form 10-K for the year ended December 31, 2021.

On December 9, 2021, TechTarget, Inc. issued a press release announcing that it had priced its previously announced private offering of $360 million aggregate principal amount of Convertible Senior Notes due 2026 to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release dated December 7, 2021 entitled “TechTarget Announces Proposed Offering of Convertible Senior Notes”

99.2	Press release dated December 9, 2021 entitled “TechTarget Announces Pricing of Offering of Convertible Senior Notes”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHTARGET, INC.

Date: December 9, 2021	By:	/s/ Daniel Noreck
	Name:	Daniel Noreck
	Title:	Chief Financial Officer and Treasurer